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                                                                    Exhibit 23.2



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Allied Security, Inc. of our report dated September 3, 1999 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


Deloitte & Touche LLP
September 18, 2002